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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   _________


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 _____________


       Date of Report (Date of earliest event reported):  April 11, 1994

                                 _____________


                               EKCO GROUP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     1-7484                    11-2167167
    ---------------               -----------              ----------------
    (State or other               (Commission              (I.R.S. Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)


             98 Spit Brook Road, Nashua, New Hampshire     03062
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code:  (603) 888-1212

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Item 5.  Other Events.

         On April 11, 1994, the registrant agreed to waive the remaining restrictions on transfer with respect to the remaining 282,325 shares of the registrant's common stock set forth in that certain Agreement and Plan of Merger dated as of March 31, 1993, which is described in the registrant's report on Form 8-K as of April 1, 1993.





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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EKCO GROUP, INC
                                               (Registrant)



Date:  April 20, 1994                          LINDA R. MILLMAN
                                               ------------------------------
                                               Linda R. Millman
                                               Associate General Counsel





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